ADVANCED SERIES TRUST

AST Academic Strategies Asset Allocation Portfolio

Supplement dated May 11, 2011 to the Prospectus and Statement of Additional Information dated May 1, 2011

On or about May 13, 2011 Chuck Fannin will no longer serve as a Portfolio Manager for the First Quadrant Global Macro Strategy of the AST Academic Strategies Asset Allocation Portfolio. To reflect this, all references to Mr. Fannin in the Prospectus and Statement of Additional Information (“SAI”) are hereby deleted.

ASTSUP1